UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                  March 7, 2002



                             TRIZEC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)







         Delaware                     001-16765                33-0387846
----------------------------    ------------------------  ---------------------
     (State or other                  (Commission            (I.R.S. Employer
     jurisdiction of                  File Number)          Identification No.)
     incorporation or
      organization)

     1114 Avenue of the Americas, 31st Floor
                   New York, NY                             10036
     ---------------------------------------    -------------------------------
     (Address of principal executive offices)             (Zip Code)



                                  212-382-9300
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

In connection with certain investor presentations to be held on March 7 and 8, 2002, Trizec Properties, Inc. management will discuss earnings guidance for 2002 and 2003. Based on management's view of current market conditions and certain assumptions with regard to leasing activity, rental rates and other projections, the following estimates of net income, funds from operations (FFO) and dividends, in each case on a fully diluted, per-share basis, for each year will be discussed:

                                          2002                    2003
                                        Estimates               Estimates
                                    ------------------     --------------------
            Net Income                    $1.20              $0.95  -  $1.05

            FFO                           $2.37              $2.40  -  $2.50

            Dividends                     $0.35(1)           $1.30  -  $1.45
            ----------------

            (1)     See assumption regarding dividend distributions below.

The projected results are based upon the following key assumptions:

     - The completion of the TrizecHahn Corporation corporate reorganization on the terms described in Trizec Properties, Inc.'s registration statement on Form 10 filed and declared effective on February 14, 2002.

     - No purchase or new development of office properties. The sales of two non-core office properties held for disposition are assumed to occur in 2002.

     -    Occupancy and leasing rates for the office portfolio of:

                                                             2002       2003
                                                           ---------   --------
                Owned area occupancy   - year end            92.5%      92.6%
                                       - annual average      89.6%      91.4%

                Weighted average per square foot net
                leasing rates                              $ 13.56      14.96

     - Trizec Properties, Inc. is assumed to take ownership of the Sears Tower effective January 1, 2003.

     - The sale of Paseo Colorado is assumed to occur in mid-2002, and the sale of Desert Passage is assumed to occur in early 2003.


     - Dividend distributions for 2003 are to be made in an amount that is at least equal to the minimum amount required to maintain REIT status. Trizec Properties, Inc. expects to make one quarterly dividend distribution of $0.0875 per share in each of the last three quarters of 2002, which would result in an aggregate annual dividend of $0.35 per share paid on Trizec Properties, Inc. common stock and TrizecHahn Corporation shares.


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

     - All dilutive per share calculations are based upon a constant dilutive denominator of 150 million shares.


Forward-Looking Statements

This Form 8-K contains forward-looking statements relating to Trizec Properties, Inc.'s business and financial outlook, which are based on its current expectations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. Readers, therefore, should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and Trizec Properties, Inc. undertakes no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which Trizec Properties, Inc.'s principal tenants compete, economic, technological and business conditions specific to the Internet industry which impact demand by tenants of its technology center business, its ability to timely lease or re-lease space at current or anticipated rents, its ability to achieve economies of scale over time, the demand for tenant services beyond those traditionally provided by landlords, changes in interest rates, changes in operating costs, changes in environmental laws and regulations and contamination events, the occurrence of uninsured or underinsured events, its ability to attract and retain high quality personnel at a reasonable cost in a highly competitive labor environment, future demand for its debt and equity securities, its ability to refinance its debt on reasonable terms at maturity, its ability to complete current and future development projects on time and on schedule, the possibility that income tax treaties may be renegotiated, with a resulting increase in the withholding taxes applicable to Trizec Properties, Inc., market conditions in existence at the time it sells assets, the possibility of change in law adverse to Trizec Properties, Inc. or Trizec Canada Inc., and joint venture and partnership risks. Such factors include those set forth in more detail in the Risk Factors section in Trizec Properties, Inc.'s registration statement on Form 10 filed and declared effective on February 14, 2002.

                                      * * *

TrizecHahn Corporation, Trizec Properties, Inc.'s parent company, is currently proposing a corporate reorganization. As a result of this reorganization, Trizec Properties, Inc. expects to become a publicly traded REIT and to own all of the U.S. assets that TrizecHahn Corporation currently owns, directly or indirectly. Upon completion of the corporate reorganization, Trizec Properties, Inc. will be one of the largest public real estate companies in the United States, having ownership interests in and managing a portfolio of 76 U.S. office properties totaling 49 million square feet concentrated in the central business districts of major U.S. cities, including Atlanta, Chicago, Dallas and Houston and the Los Angeles, New York and Washington, D.C. areas.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              TRIZEC PROPERTIES, INC.


Dated:  March 7, 2002                          By:  /s/ Gregory Hanson
                                                  -----------------------------
                                                  Name:     Gregory Hanson
                                                  Title:    Executive Vice
                                                            President and
                                                            Chief Financial
                                                            Officer



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